CANTOR SELECT PORTFOLIOS TRUST

CANTOR FITZGERALD HIGH INCOME FUND

(Class A Shares: ATPAX)

(Institutional Class Shares: ATPYX)

(Class R6 Shares: ATPRX)

CANTOR FITZGERALD EQUITY OPPORTUNITY FUND

(Class A Shares: ATGAX)

(Institutional Class Shares: ATGYX)

(CLASS R6 Shares: ATGHX)

Supplement dated November 22, 2024

to the Statement of Additional Information

dated June 24, 2024

This supplement updates certain information contained in the Statement of Additional Information (the “SAI”) dated June 24, 2024, for the Cantor Fitzgerald High Income Fund and the Cantor Fitzgerald Equity Opportunity Fund (each, a “Fund,” and together, the “Funds”), each a series of the Cantor Select Portfolios Trust (the “Trust”). You may obtain copies of the Funds’ SAI free of charge online at highincomefund.cantorassetmanagement.com or equityopportunityfund.cantorassetmanagement.com, or upon request by calling toll-free 1-833-764-2266.

1.	All references in the SAI to the date of the Reorganization (defined in the SAI) as July 26, 2024 are hereby replaced in their entirety with November 22, 2024.

2.	The Trustee and Officer Table on page 25 of the SAI is hereby amended to remove Sherwin Salar and replace with the following:

Ari Buchen Year of Birth: 1988	Assistant Secretary	Since 6/24	Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2021- present); Associate, Pryor Cashman LLP (law firm) (2018-2021).	n/a	n/a

Please retain this Supplement for future reference.